UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KNOW LABS, INC.
(Name of Registrant as Specified in Its Charter) N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

KNOW LABS, INC.

619 Western Avenue, Suite 610

Seattle, WA 98104

206-903-1351

[●], 2024

Dear Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Know Labs, Inc. (the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, September 26, 2024, at 1:30 p.m., Pacific time. This year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet, providing a consistent experience to all stockholders regardless of location. You will be able to attend the meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KNW2024. There will not be a physical meeting and you will not be able to attend the Annual Meeting in person. The Company believes that a virtual stockholder meeting provides greater access to those who may want to attend and therefore has chosen this over an in-person meeting. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Proxy Statement.

Stockholders of record as of the close of business on July 30, 2024 are entitled to notice of and are cordially invited to, attend this virtual Annual Meeting, or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or mail. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy by telephone, via the Internet at the address listed on the Internet Notice or proxy card or, if you received paper copies of these materials, by signing, dating and returning the proxy card, which requires no postage if mailed in the United States. We encourage stockholders to submit their proxy via the Internet or telephone.

This notice, the attached Proxy Statement, and the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2023 will be first transmitted to stockholders on or about August 13, 2024.

By order of the Board of Directors,

/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman and Chief Executive Officer

Seattle, Washington

[●], 2024

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

KNOW LABS, INC.

619 Western Avenue, Suite 610

Seattle, WA 98104

206-903-1351

Notice of the 2024 Annual Meeting of Stockholders

Date:	Thursday, September 26, 2024
Time:	1:30 p.m. Pacific
Location:	www.virtualshareholdermeeting.com/KNW2024

Proposals:

1. To elect seven nominees to serve on the Board of Directors of the Company (the “Board”) until the 2025 Annual Meeting of Stockholders;

2. To ratify the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024;

3. To authorize, for purposes of complying with NYSE American Rule 713, the issuance of shares of our common stock underlying convertible notes and warrants issued pursuant to the terms and provisions of that certain Securities Purchase Agreement, dated February 27, 2024, by and among the Company and Lind Global Fund II LP (“Lind”) in an amount equal to or in excess of 20% of our common stock outstanding;

4. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement; and

5. To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

Who Can Vote:	Stockholders of record at the close of business on July 30, 2024.

How You Can Vote:

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

The attached Proxy Statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.virtualshareholdermeeting.com/KNW2024.  The Annual Report includes our audited consolidated financial statements for the fiscal year ended September 30, 2023.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

By order of the Board of Directors,

/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman and Chief Executive Officer

Seattle, WA

[●], 2024

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

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PROXY STATEMENT

FOR THE

2024 Annual Meeting of Stockholders

OF

KNOW LABS, INC.

Our Board of Directors (the “Board”) has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board’s solicitation of proxies for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice, Proxy Statement and related materials to our stockholders as of the Record Date (as defined below) is scheduled to begin on or about August 13, 2024.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON September 26, 2024: This Proxy Statement, the accompanying proxy card or voting instruction card and our 2023 Annual Report on Form 10-K are available at www.proxyvote.com and on our website at www.knowlabs.co/investors.

In this Proxy Statement, the terms the “Company,” “Know Labs,” “we,” “us,” and “our” refer to Know Labs, Inc. and our wholly owned subsidiary. The mailing address of our principal executive offices is 619 Western Avenue, Suite 610, Seattle, WA 98104.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving Ronald P. Erickson, the Company’s Chief Executive Officer, the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

How to Attend the Virtual Annual Meeting

You may attend the Annual Meeting online only if you are a Know Labs’ stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be a completely virtual meeting and is scheduled to be held on September 26, 2024 at 1:30 p.m. Pacific time, via live webcast through the following link: www.virtualshareholdermeeting.com/KNW2024. You will need the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KNW2024 and using your 16-digit control number. If you are not a stockholder of record but hold shares as a beneficial owner in “street name”, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:30 p.m., Pacific time. Online check-in will begin at 1:15 p.m. Pacific time, and you should allow ample time for check-in procedures.

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Reasons for Virtual Annual Meeting

We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the meeting in person.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Question and Answer Session

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting”.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of the Company as of the close of business on our record date of July 30, 2024 (the “Record Date”).

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How many shares of Common Stock may vote at the Annual Meeting?

As of the close of business on July 30, 2024, the Record Date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 86,368,897 shares of our common stock, par value $0.001 per share, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As of the Record Date there were 8,108,356 shares of our common stock issuable upon the conversion of Series C and Series D Convertible Preferred Stock which are entitled to vote approximately 8,108,356 shares at the Annual Meeting.  Such shares issuable upon the conversion of Series C and Series D Convertible Preferred Stock which are entitled to vote are subject to the applicable blocker in effect on the record date (either 4.99% or 9.99%, which ever has been timely elected by the preferred stockholder). See “Security Ownership of Certain Beneficial Owners and Management” for additional information on such blockers.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Equiniti Trust Company, LLC, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card or by voting by phone or Internet by following the instructions on your proxy card as set forth below. Please refer to the specific instructions set forth in the proxy card made available with this Proxy Statement. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Electronically at the Meeting

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website at the time of the Annual Meeting: www.virtualshareholdermeeting.com/KNW2024. To participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares as promptly as possible and in advance over the Internet (www.proxyvote.com) or telephone (1-800-690-6903) so that your vote will be counted if you later decide not to attend the Annual Meeting.

By Proxy

If you do not wish to vote at the Annual Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.proxyvote.com) or telephone (1-800-690-6903) and by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on September 25, 2024. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

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Revocability of Proxy

You may revoke your proxy by (1) following the instructions in the Notice and entering a new vote by mail, over the Internet or via telephone before the Annual Meeting or (2) electronically attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our Corporate Secretary at Know Labs, Inc., 619 Western Avenue, Suite 610, Seattle, WA 98104, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them for instructions regarding how to change your vote, or you may vote at the Annual Meeting by following the procedures described above.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of all seven nominees to serve on the Board until the 2025 Annual Meeting of Stockholders.

Proposal 2 —	FOR ratifying the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Proposal 3 —	FOR approving the issuance of additional shares of our common stock in an amount exceeding 20% of outstanding shares to Lind Global Fund II, LP for purposes of complying with NYSE American Rule 713.

Proposal 4 —	FOR approving, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

Quorum

The presence at the meeting, in person or by proxy, of the holders of one-third (33.33%) of the voting power of the shares of capital stock issued and outstanding and entitled to vote on the record date will constitute a quorum permitting the meeting to conduct its business.

Votes of stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What is a Broker Non-Vote?

If your shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Proposals One, Three and Four are considered to be “non-routine” such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal Two, is considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal Two.

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How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed / Impact of Broker Non-Votes

Proposal No. 1: To elect seven directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

	A plurality of the voting power present or represented by proxy is required to elect the nominees as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2) / None

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm.	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	Yes(3) / N/A (as a routine matter there are no broker non-votes)

Proposal No. 3: Approval of the issuance of additional shares of our common stock in an amount exceeding 20% of outstanding shares to Lind Global Fund II, LP for purposes of complying with NYSE American Rule 713

	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	Against (4)	No(2) / None

Proposal No. 4: Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers.	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.(5)	“FOR” “AGAINST” “ABSTAIN”	Against (4)	No(2) / None

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director.
(2)

As this proposal is considered a non-routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

(3)

As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, as such we do not expect to receive any “broker-non-votes”; however, if any “broker non-votes” are received they would have the same effect as votes against the proposal..

(4)	An “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.
(5)	As an advisory vote, this proposal is not binding upon the Company, the Board or our Compensation Committee.

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What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then your vote would be a broker non-vote and governed under the provisions described above under “What is a Broker Non-Vote?”.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

●	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Annual Meeting, stating that you revoke your proxy;

●	By signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

●	By attending the Annual Meeting and voting your shares in person.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries, for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please call the Company’s Investor Relations department at (206) 903-1351.

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DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth, as of July 30, 2024, the name, age, position and certain information of each executive officer and director and the tenure in office of each director of the Company.

Identification of Directors and Executive Officers

The following table sets forth certain information about our current directors and executive officers:

Set forth below is information regarding our directors and executive officers.

Ronald P. Erickson.  Mr. Erickson was appointed as Chief Executive Officer in January 2023. Mr. Erickson previously served as our Chief Executive Officer from November 2009 to April 2018. He has served as Chairman of the Board from 2004 to 2011 and from 2015 to the present. A senior executive with more than 30 years of experience in the technology, telecommunications, software, and digital media industries, Mr. Erickson was the founder of our company. He is formerly Chairman, CEO and Co-Founder of Blue Frog Media, a mobile media and entertainment company; Chairman and CEO of eCharge Corporation, an Internet-based transaction procession company; Chairman, CEO and Co-founder of GlobalTel Resources, a provider of telecommunications services; Chairman, Interim President and CEO of Egghead Software, Inc., a software reseller where he was an original investor; Chairman and CEO of NBI, Inc.; and Co-founder of MicroRim, Inc., the database software developer. Earlier, Mr. Erickson practiced law in Seattle and worked in public policy in Washington, DC and New York, NY. Additionally, Mr. Erickson has been an angel investor and board member of a number of public and private technology companies. In addition to his business activities, Mr. Erickson was Chairman and a member of the Board of Trustees from 2010 to 2021 of Central Washington University where he received his BA degree. He also holds an MA from the University of Wyoming and a JD from the University of California, Davis. He is licensed to practice law in the State of Washington. Mr. Erickson is our founder and was appointed as a director because of his extensive experience in developing technology companies.

Peter J. Conley. Mr. Conley has served as our Chief Financial Officer and SVP Intellectual Property since May 2022. In addition, Mr. Conley currently serves as Senior Managing Director and Head of Intellectual Property Banking at Boustead Securities, LLC, a position he has held since October 2014, where he provides equity financing and M&A advisory services to small-cap public companies. Prior to that, from 2012 to 2016, Mr. Conley was a cofounder and Chief Operating Officer of ipCreate, a global IP development and innovation services company serving large multinational companies. He also served as managing director of ipCapital Venture Group, where he provided IP strategy and venture advisory services. During his career spanning more than 35 years, Mr. Conley has held leadership roles at MDB Capital Group, The Analytiq Group / RDEX Research, Roth Capital Partners, and Lehman Brothers. He was on the founding team and Head of Equity Capital Markets at E*Offering, the investment bank of E*Trade. Mr. Conley attended the University of Hawaii at Manoa and the University of London, Center for Financial & Management Studies, SOAS.

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William A. Owens. Admiral Owens has served as an independent director since May 2018. William A. Owens is the co-founder and executive chairman of Red Bison Technology Group, a company which installs and operates high speed telecoms networks and technology in large office buildings. He is the Chairman of Visionary Vehicles which is building a series of automobiles focused on electric and hydrogen powered cars, Kyrrex which is a successful and growing Crypto Currency Exchange operating in Europe, and Massif, an electric bicycle company.  Owens serves on the board of directors of the public companies, Siply, Know Labs, and Compass, and is a director of the private companies: TruU, Tethr, ViruSight, Prism, Steel Grove, JennyCo, Axxess Capital, Versium, and Viome.  Owens was the chairman of the board of CenturyLink Telecom (now Lumen), the third largest telecommunications company in the United States and SAP USA. Owens is on the board of trustees of Seattle University, and the Fiscal Responsibility Amendment (CFFRA) Association which aims to establish a balanced budget amendment to the US Constitution. He is a member of the Council of Foreign Relations. He is the Founder and senior General on a China US forum to bring 4 star generals together for China US cooperation.  He is a Senior Fellow at Stimson Institute. From 2007 to 2015, Owens was the Chairman and Senior Partner of AEA Investors Asia, a private equity firm located in Hong Kong, and Vice Chairman of the NYSE for Asia. Owens also served as the Chairman of Eastern Airlines. He has served on over 25 public boards including Daimler, British American Tobacco, Telstra, Nortel Networks, and Polycom.

Owens was the CEO of Nortel, a fortune 500 company, the CEO/Chairman of Teledesic, a Bill Gates/Craig McCaw company bringing worldwide broadband through an extensive satellite network and was the President of Science Applications International Corporation (SAIC). He also served on the boards of the not-for-profit organizations; Fred Hutchinson Cancer Research Center, Carnegie Corporation of New York, Brookings Institution, East West Institute, and RAND Corporation.

Owens is a retired four-star US Navy Admiral. He was Vice Chairman of the Joint Chiefs of Staff, the second-ranking United States military officer in the US, with responsibility for reorganizing and restructuring the armed forces in the post- Cold War era. He is widely recognized for bringing commercial high-grade technology into the Department of Defense for military applications. Owens was the architect of the Revolution in Military Affairs (RMA), an advanced systems technology approach to military operations, the most significant change in the system of requirements, budgets and technology for the four armed forces since World War II. Owens was Commander of the U.S. Sixth Fleet from 1990 to 1992, which included Operation Desert Storm. Owens also served as the deputy Chief of Naval Operations for Resources and Requirements. Owens was the Senior Military Assistant to two Secretaries of Defense (Cheney and Carlucci) and served in the Office of Program Appraisal for the Secretary of the Navy. He began his military career as a nuclear submariner. He served on four strategic nuclear-powered submarines and three nuclear attack submarines, including tours as Commanding Officer of the USS Sam Houston, USS Michigan, and USS City of Corpus Christi.

Owens is a 1962 honor graduate of the United States Naval Academy in mathematics, holds bachelors and masters degrees in politics, philosophy and economics from Oxford University, and a master’s degree in management from George Washington University. He has written more than 50 articles on national security and authored the book “High Seas.”  His book, “Lifting the Fog of War,” was published in April 2000 with a revision published in Mandarin in 2009. And his book “China-US 2039: The Endgame?” was published in 2019 in both English and Mandarin.

Owens has received numerous recognitions and awards: the “Légion d’Honneur” by France, and the highest awards given to foreigners by the countries of Indonesia and Sweden. He was named as one of The 50 Most Powerful People in Networking by Network World, one of the 100 Best Board Members in the United States for 2011 and again in 2016 awarded by NACD, and the Intrepid Salute Award in recognition of his business achievements and support of important philanthropic activities. Owens is active in philanthropy to foster Chinese – American relations including dialogues between the most senior retired officers in the United States and Chinese militaries. He is a North Dakota’s Roughriders recipients, the award given annually to the most prominent North Dakotans. Admiral Owens was appointed as a director of Know Labs because of his financial literacy and governance skills.

Jon Pepper. Mr. Pepper has served as an independent director since April 2006. Mr. Pepper founded Pepcom, a company that become the industry leader at producing press-only technology showcase events around the country and internationally, in 1980. He sold his stake in the corporation and retired as a partner at the end of 2018. Prior to that, Mr. Pepper started the DigitalFocus newsletter, a ground-breaking newsletter on digital imaging that was distributed to leading influencers worldwide. Mr. Pepper has been closely involved with the high technology revolution since the beginning of the personal computer era. He was formerly a well-regarded journalist and columnist. His work on technology subjects appeared in The New York Times, Fortune, PC Magazine, Men’s Journal, Working Woman, PC Week, Popular Science and many other well-known publications. Mr. Pepper was educated at Union College in Schenectady, New York and the Royal Academy of Fine Arts in Copenhagen. He continues to be active in non-profit work and private company boards and in 2017 founded Mulberry Tree Films, a non-profit that supports independent high-quality documentary films and other publishing and creative projects that are oriented toward increasing the understanding of human potential and creativity. Mulberry Tree funded and produced the acclaimed documentary, “The Gates of Shinto” and is currently at work on additional projects. Mr. Pepper was appointed as a director because of his marketing skills with technology companies. Mr. Pepper was appointed as a director because of his marketing skills with technology companies.

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Ichiro Takesako. Mr. Takesako has served as a director since December 2012. Mr. Takesako has held executive positions with Sumitomo Precision Products Co., Ltd, or Sumitomo, and its affiliates since 1983. In the past few years, Mr. Takesako has held the following executive position in Sumitomo and its affiliates: in June 2008, he was appointed as General Manager of Sales and Marketing Department of Micro Technology Division; in April 2009, he was appointed as General Manager of Overseas Business Department of Micro Technology Division, in charge of M&A activity of certain business segment and assets of Aviza Technology, Inc.; in July 2010, he was appointed as Executive Director of SPP Process Technology Systems, a 100% owned subsidiary of Sumitomo Precision Products at the time; in August 2011, he was appointed as General Manager, Corporate Strategic Planning Group; in January 2013, he was appointed as Chief Executive Officer of M2M Technologies, Inc., a company invested by Sumitomo Precision products; in April 2013, has was appointed as General Manager of Business Development Department, in parallel of CEO of M2M Technologies, Inc.; in April 2014, he was relieved from General Manager of Business Development Department and is responsible for M2M Technologies Inc. as its CEO; in March 2017, he established At Signal, Inc. which took over the entire business operation from M2M Technologies, Inc.; and in April 2017, he was appointed as Chief Executive Officer of At Signal, Inc. Mr. Takesako graduated from Waseda University, Tokyo, Japan where he majored in Social Science and graduated with a Degree of Bachelor of Social Science. Mr. Takesako was appointed as a director based on his previous position with Sumitomo and Sumitomo’s previous significant partnership with our company. Mr. Takesako was appointed as a director based on his previous position with Sumitomo and Sumitomo’s previous significant partnership with our company.

John Cronin. Mr. Cronin has served as an independent director since November 2023. Mr. Cronin is an experienced inventor and intellectual property strategist. Mr. Cronin is Chairman and CEO of ipCapital Group, Inc. (“ipCG”), a globally recognized IP strategy consulting firm founded in 1998, offering more than 45 different services. Mr. Cronin has authored greater than 1,600 patents and applications across hundreds of technology spaces, leveraging the ipCapital Methodology. Before forming ipCG, Mr. Cronin spent over 17 years at IBM and became its top inventor with over 100 patents and 150 patent publications. He created and ran the IBM Patent Factory, which was essential in helping IBM become number one in US patents and led the team that contributed to the startup and success of IBM’s licensing program. Mr. Cronin is also the Chair of the Board of Directors of AdrenalineIP, Chairman of IX-Innovations, and is the Founder of HarvestWeb, a 501(c)3 charitable organization that provides an easy online way to make donations to food pantries. Mr. Cronin previously served on the board of directors of HopTo Inc. (OTC: HPTO) from 2014 to September 2018, and ImageWare® Systems, Inc. (OTCQB: IWSY) from 2012 until April 2020. Mr. Cronin has a B.S. (E.E.), an M.S. (E.E), and a B.A. degree in Psychology from the University of Vermont. As of the year ended September 30, 2023, we have paid ipCapital Group approximately $713,000 in professional fees. Mr. Cronin was appointed as a director based on his domain expertise and extensive experience in patent strategy, development and monetization.

Timothy M. Londergan, Ph.D. Mr. Londergan has served as an independent director since November 2023.  Mr. Londergan is a creative and results oriented business executive with 20 years of experience with early-stage technology companies. In May 2020, Mr. Londergan founded Tangibly, Inc., a company focused on helping companies manage their most valuable assets, trade secrets, through an innovative AI platform that can analyze patents and predict related trade secrets. Mr. Londergan continues to act as CEO of Tangibly, Inc. From May 2017-2021, Mr. Londergan founded and was CEO of WaveFront Venture Labs Pte Ltd, focused on helping leading Fortune 100 corporations incubate new companies based on highly promising, yet currently dormant technologies and was developing a platform to systematically evaluate and extract the most promising technologies trapped inside these companies and create paths to market for them via new company formation. WaveFront was acquired by Boustead Securities in 2021. From January 2018 to June 2020, Mr. Londergan was co-founder and CEO of Operem, Inc., a company that created blockchain based tools for managing intangible assets and was acquired by Abaxx. Mr. Londergan was recently named IAM 300 World’s Leading IP Strategist 2023. Mr. Londergan has 30+ issued patents, 20+ applications along with over 20 publications in peer reviewed journals and conference proceedings. Mr. Londergan holds a Ph.D. in Organic Chemistry, 1998, from the University of Southern California and a B.S. in Chemistry, 1995, from St. Bonaventure University. Mr. Londergan was appointed as a director based on his extensive industry experience working with early-stage technology companies and significant expertise in patent monetization and development of trade secrets programs.

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Larry K. Ellingson. Mr. Ellingson has served as an independent director since November 2023.  Mr. Ellingson holds a BS, Pharmacy, from North Dakota State University (NDSU), Fargo, North Dakota and an Executive MBA from Babson College, Babson Park, Massachusetts. From April 23, 2019 to present, Mr. Ellingson has served as a member of Know Labs advisory board. From 2013 to present, Mr. Ellingson is Co-Founder of the Diabetes Leadership Council and Vice Chair Global initiatives. Since 2006 to present, Mr. Ellingson has been President of Global Diabetes Consulting LTD.

Mr. Ellingson retired from Eli Lilly and Company in May 2001 after having been involved as a leader of global diabetes for Lilly for more than half of his career. He has held several other positions at Lilly including Director of Pharmaceutical New Product Planning for gastrointestinal, skeletal, endocrine and infectious diseases, along with responsibility for marketed products in those areas in the late 1980s.

Mr. Ellingson continues to remain active with committee work and board positions for a multitude of organizations, among them are NDSU, Research Park, International Diabetes Federation, Academy of Nutrition and Dietetics, Nurse Practitioners Healthcare Foundation and the American Diabetes Association®. His contributions to the Association have been abundant and far-reaching and have spanned over 20 years. He has held numerous positions within the Association such as member of the Industry Advisory, Strategic Marketing Task Force, Strategic Planning Task Force, Big Ticket Task Force, Pinnacle Society and the Income Development Committee. He has been Chair or Vice Chair for an equally extensive list of bodies within the Association including the Board of Directors, Fundraising Committee, Executive Committee and Nominating Committee. He has unquestionably been a positive force and an integral part of mission delivery.

Mr. Ellingson has been honored several times for his achievements in his field. He was honored by being the first and only non–scientist to receive Eli Lilly’s President’s Award and the Lilly Research Award for contributions to diabetes research. In 2001, Eli Lilly created the Ellingson Legacy Award to honor those who provide outstanding service to the customer. Ellingson was the first recipient of the award. The ADA, Indiana affiliate awarded Mr. Ellingson the J.K. Lilly Award in 2004 for his contributions & service to the field of diabetes. NDSU awarded him the highest honor in 2007, naming him An Outstanding Alumni of the Year for his contributions to the field and to the University. The American Diabetes Association® recognized Mr. Ellingson in 2006 with the Charles H. Best Medal for Outstanding Service for his exceptional contributions as chair of its board of directors. The ADA recognized Mr. Ellingson with the prestigious Wendell Mayes Jr. Award in 2013 for his long-term service in diabetes. Mr. Ellingson received an Honorary Membership in 2020 to the Academy of Nutrition and Dietetics for his contributions to the Academy. He continues to be engaged in diabetes programs and projects through the Diabetes Leadership Council which he cofounded in 2013. He continues to be engaged in diabetes programs and projects through the Diabetes Leadership Council which he cofounded in 2013. Mr. Ellingson was appointed as a director based on his substantial experience in the diabetes industry and his global thought leadership in the field of diabetes.

Term of Office

Our directors currently have terms which will end at our next annual meeting of stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board.

Family Relationship

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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CORPORATE GOVERNANCE

Our Board’s Role in Risk Oversight

Our Board oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing our company. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation.  Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve our objectives.

While the Board oversees risk management, company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full Board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risks associated with management decisions and strategic direction.

Attendance at Annual Meetings of Stockholders

We expect that all of our Board members will attend our annual meetings of stockholders in the absence of a showing of good cause for failure to do so and all of our Board members who were directors at the time attended our virtual 2023 annual meeting of stockholders.

Board Meetings and Committees

During our last fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Independent Directors

NYSE American’s rules generally require that a majority of an issuer’s board of directors must consist of independent directors. Our Board currently consists of seven (7) directors, six (6) of whom, Messrs. Owens, Pepper, Takesako, Cronin, Londergan, and Ellingson, are independent within the meaning of NYSE American rules.

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each comprised only of members who meet the independence requirements of the Exchange Act and NYSE American rules and each with its own charter approved by the Board. Each committee’s charter is available on our website at www.knowlabs.co. In addition, our Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our Board.

Audit Committee

William A. Owens, Jon Pepper and Timothy M. Londergan serve on our audit committee, with Mr. Pepper serving as the chairman. Our Board has determined that Mr. Owens qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company.

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The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the Board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and principal financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter. The audit committee is also responsible for preparing a report to be included with this Proxy Statement. Our audit committee met 4 times during the last fiscal year.

Compensation Committee

William A. Owens, John Cronin and Jon Pepper serve on our compensation committee, with Mr. Owens serving as the chairman. The members of the compensation committee are also “non-employee directors” within the meaning of Section 16 of the Exchange Act. The compensation committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers.

The compensation committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) making recommendations to the Board regarding the compensation of our independent directors; (iii) making recommendations to the Board regarding equity-based and incentive compensation plans, policies and programs; and (iv) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter. Our compensation committee met 4 times during the last fiscal year.

Nominating and Corporate Governance Committee

Larry K. Ellingson, Jon Pepper and Ichiro Takesako serve on our nominating and corporate governance committee, with Mr. Ellingson serving as the chairman. The nominating and corporate governance committee assists the Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees.

The nominating and corporate governance committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the Board by reviewing nominees for election to the Board submitted by stockholders and recommending to the Board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the Board; (ii) advising the Board with respect to Board organization, desired qualifications of Board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; (iv) overseeing compliance with our code of ethics; and (v) approving any related party transactions.

The nominating and corporate governance committee’s methods for identifying candidates for election to our Board (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources – members of our Board, our executives, individuals personally known to the members of our Board, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, and experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other Board members; (iii) the extent to which the candidate would be a desirable addition to the Board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

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A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our Bylaws. Such notice must be received in writing to our Company not later than the close of business fourteen (14) days nor earlier than the close of business eighty (80) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if less than twenty-one (21) days’ notice of the meeting is given to stockholders, such writing shall be received by the Secretary of the Corporation not later than the close of the seventh (7th) day following the day on which notice of the meeting was mailed to stockholders.  In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code of ethics has been filed as an exhibit to our registration statement on Form S-1, as amended, July 29, 2022, and is also available on our website as www.knowlabs.io. We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

Communication with our Board of Directors

Our stockholders and other interested parties may communicate with our Board by sending written communication in an envelope addressed to "Board of Directors" in care of the Secretary, 619 Western Avenue, Suite 610, Seattle, Washington 98104.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on a review of copies of reports furnished to us, as of September 30, 2023 our executive officers, directors and 10% holders complied with all filing requirements except as follows:

Phillip A. Bosua filed a Form 4 on February 14, 2023 that was required to be filed on January 25, 2023.

William A. Owens filed a Form 4 on May 22, 2023 that was required to be filed on May 18, 2023.

Ichiro Takesako filed a Form 4 on April 10, 2023 that was required to be filed on February 17, 2023.

Ichiro Takesako filed a Form 4 on April 20, 2023 that was required to be filed on March 27, 2023.

Jon Pepper filed a Form 4 on April 10, 2023 that was required to be filed on February 17, 2023.

Insider Trading Policy; Anti-Hedging and Anti-Pledging

In 2018, we adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company's securities by directors, officers and employees that includes restrictions and limitations on the ability of the Company’s directors, officers and other employees to engage in transactions involving the hedging and pledging of Company stock. Under the policy, hedging or monetization transactions, such as collars, forward sale contracts, equity swaps, puts, calls, collars, forwards and other derivative instruments, which allow an employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and thus to continue to own Company stock without the full risks and rewards of ownership, are prohibited. In addition, the policy addresses the practices of holding Company stock in a margin account, under which the securities may be sold by the broker without the customer’s consent if the customer fails to meet a margin call, and of pledging Company stock as collateral for a loan, in which event the securities may be sold in foreclosure if the borrower defaults on the loan. Securities held in a margin account or pledged as collateral may not exceed 25% of the total number of shares owned by the employee or director.

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EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and two other most highly compensated executive officers (our “named executive officers”) for services rendered in all capacities during the fiscal years ended September 30, 2023 and September 30, 2022, respectively. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

(1)

During the fiscal years ended September 30, 2023 and 2022, Ronald P. Erickson was compensated with a salary of $300,000 from April 1, 2021 to March 15, 2022 and $325,000 from March 15, 2022 to September 30, 2022. From December 14, 2022, Mr. Erickson has been compensated with an annual salary of $375,000. An entity affiliated with and controlled by Mr. Erickson, J3E2A2Z LP, was paid interest of $173,855 during the year ended September 30, 2023. Mr. Erickson was paid deferred compensation of $165,000 during the year ended September 30, 2022. See Annual Report on Form 10-K for the fiscal year ended September 30, 2023, “Outstanding Equity Awards at Year-End” for a discussion of option award compensation.

(2)

Mr. Bosua resigned from the Board and from his position as Chief Executive Officer on January 23, 2023. Pursuant to Mr. Bosua’s Separation and Release Agreement with the Company, he received severance payments as described in greater detail below under “Employment and Separation Agreements.” During the fiscal years ended September 30, 2023 and 2022, Phillip A. Bosua was compensated with an annual salary of $350,000 from April 1, 2021 to January 23, 2023. Mr. Bosua was also paid $400,000 in severance and $96,440 in rent and other costs during the fiscal year ended September 30, 2023. Mr. Bosua was paid $1,097,928 in compensation and $91,500 in rent expenses for services provided to AI Mind, a wholly owned subsidiary of the Company, in connection with the development of NFT sales for the fiscal year ended September 30, 2022. See the Annual Report on Form 10-K for the fiscal year ended September 30, 2023, section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Digital Asset Sales” and Note 4 to the Notes to our Consolidated Financial Statements, See “Outstanding Equity Awards at Year-End” for a discussion of option award compensation.

(3)

Mr. Peter J. Conley has served as our Chief Financial Officer and SVP Intellectual Property since May 2022. During the fiscal year ended September 30, 2022, Mr. Conley was compensated with an annual salary of $300,000 from May 20, 2022 to September 30, 2022. From December 14, 2022, Mr. Conley has been compensated with an annual salary of $325,000. See Annual Report on Form 10-K for the fiscal year ended September 30, 2023, “Outstanding Equity Awards at Year-End” for a discussion of option award compensation.

(4)

These amounts reflect the aggregate grant date fair value of awards granted in the fiscal year ended September 30, 2022, as required by Regulation S-K Item 402(n)(2), computed in accordance with the FASB Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). All assumptions made in the valuations are contained and described in footnote 8 to the Company’s financial statements for Fiscal 2023 contained in this Annual Report on Form 10-K for the fiscal year ended September 30, 2023. The amounts shown in the table reflect the total fair value on the date of the grant.

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Employment and Separation Agreements

On April 10, 2018, we entered into an amended employment agreement for Ronald P. Erickson which amends our employment agreement with him dated July 1, 2017. The employment agreement provides for a base salary of $180,000 per year, which was increased to $215,000 from May 1, 2020 to March 31, 2021, to $300,000 from April 1, 2021 to March 15, 2022 and to $325,000 from March 15, 2022 to September 30, 2022. From December 14, 2022, Mr. Erickson has been compensated with an annual salary of $375,000. Mr. Erickson will be entitled to participate in all group employment benefits that are offered by us to our senior executives and management employees from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements. The employment agreement is for an initial term of 12 months (subject to earlier termination) and will be automatically extended for additional 12-month terms unless either party notifies the other party of its intention to terminate the employment agreement at least ninety (90) days prior to the end of the initial term or renewal term. If we terminate Mr. Erickson’s employment at any time prior to the expiration of the term without cause, as defined in the employment agreement, or if Mr. Erickson terminates his employment at any time for “good reason” or due to a “disability,” Mr. Erickson will be entitled to receive (i) his base salary amount for one year; and (ii) medical benefits for eighteen months. On January 23, 2023, the Board appointed Mr. Erickson our Chief Executive Officer. Mr. Erickson was appointed to serve until his successor is duly elected.

On April 10, 2018, we entered into an employment agreement with Phillip A. Bosua reflecting his appointment as Chief Executive Officer. On January 23, 2023, Mr. Bosua resigned from the Board and from his position as our Chief Executive Officer.  In connection with his resignation, we entered into a Separation and Release Agreement (the “Separation Agreement”) with Mr. Bosua containing customary terms and mutual releases, pursuant to which Mr. Bosua received a $400,000 severance payment and benefits pursuant to his prior employment agreement. Pursuant to the Separation Agreement, Mr. Bosua’s outstanding stock options ceased vesting as of January 23, 2023, and all vested stock options remained exercisable through January 23, 2024. Mr. Bosua was engaged as a consultant to the Company for a period of one year at a rate of $10,000 per month. Mr. Bosua also entered into a lock up and leak out agreement with respect to 3,005,000 common shares owned by Mr. Bosua and shares issuable upon exercise of his vested option awards. During the period commencing March 17, 2023 through March 17, 2024, Mr. Bosua was permitted to sell no more than 1,500,000 shares. During the period commencing April 1, 2024 through June 30, 2026, Mr. Bosua may sell no more than 375,000 shares per quarter (or 1,500,000 shares per year), unless the stock price of our common stock exceeds $5.00 per share on the NYSE American (the “Stock Price Threshold”), then Mr. Bosua may sell a maximum of 750,000 shares during any such quarter that the Stock Price Threshold is met. Notwithstanding the foregoing, any lock-up or leak-out restrictions are waived for any sales of shares from Mr. Bosua to Todd Baszucki.

On May 13, 2022, we entered into an employment agreement with Peter J. Conley reflecting his appointment as our Chief Financial Officer and Senior Vice President, Intellectual Property. The employment agreement provides for a base salary of $300,000. From December 14, 2022 to September 30, 2023, Mr. Conley has been compensated with an annual salary of $325,000, Mr. Conley may also be entitled to bonuses from time to time as determined by our Board or our compensation committee in their sole discretion. Mr. Conley is eligible to participate in all our employee benefit plans, policies and arrangements that are applicable to other executive officers, as such plans, policies and arrangements may exist or change from time to time at our discretion. We will reimburse Mr. Conley for reasonable travel, entertainment and other expenses he incurs in the furtherance of his duties under the employment agreement. The employment agreement is at will, meaning either we or Mr. Conley may terminate the employment relationship at any time, with or without cause, upon written notice to the other party. The employment agreement provides for severance pay equal to 12 months of then-in-effect base salary if Mr. Conley is terminated without “cause” or voluntarily terminates his employment for “good reason,” as defined in the employment agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended September 30, 2023.

(1)

On November 4, 2019, we issued a stock option grant to Ronald P. Erickson for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vested upon uplisting to the NASDAQ or NYSE exchanges. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $1,207,200 during the year ended September 30, 2022. On December 15, 2020, we issued a stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. The grant vests in increments if the market capitalization of our commons stock exceeds for 20 consecutive trading days starting at $100 million to $1 billion. We estimated at grant date the fair value of these options at approximately $520,869 which is being amortized over 5 years. As of September 30, 2023 and 2022, we recorded an expense of $104,172 and a cumulative expense of $186,657, respectively. We are valuing this stock option using the Monte Carlo pricing model which included key assumptions of 100% stock volatility, five year life and no forfeitures. The stock option grant was not vested as of September 30, 2023 and 2022. On December 15, 2020, we issued an additional stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $263,593 during the year ended September 30, 2022. The stock option grants vest when earned based on certain performance criteria. On December 15, 2020, we issued a fully vested warrant to Ronald P. Erickson for 2,000,000 shares of common stock. The five year warrant is exercisable for cash or non-cash at $1.53 per share and was valued using a Black-Scholes model at $1,811,691. On December 16, 2021, we issued a stock option grant to Ronald P. Erickson for 1,000,000 shares at an exercise price of $2.09 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years. On December 14, 2022, we issued a stock option grant to Ronald P. Erickson for 1,000,000 shares at an exercise price of $1.41 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

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(2)

On July 30, 2018, Mr. Bosua was awarded a stock option grant for 1,000,000 shares of our common stock that was awarded at $1.28 per share. The stock option grant vests quarterly over four years. The performance grant was not earned as of September 30, 2022. On November 4, 2019, we granted a stock option grant to Philip A. Bosua for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon FDA approval of the UBAND blood glucose monitor. On December 15, 2020, we issued a stock option grant to Phillip A. Bosua for 2,132,200 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. The grant vested in increments if the market capitalization of our commons stock exceeds for 20 consecutive trading days starting at $100 million to $1 billion. We estimated at grant date the fair value of these options at approximately $595,277 which is being amortized over 5 years. As of September 30, 2023 and 2022, we recorded an expense of $37,370 and a cumulative expense of $231,321, respectively. We are valuing this stock option using the Monte Carlo pricing model which included key assumptions of 100% stock volatility, five year life and no forfeitures. The stock option grant was not vested as of September 30, 2023 and 2022. On December 15, 2020, we issued another stock option grant to Phillip A. Bosua for 2,132,195 shares at an exercise price of $1.53 per share. The stock option grants expire in five years. The stock option grants vest when earned based on certain performance criteria. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $301,249 during the year ended September 30, 2022. On December 16, 2021, we issued a stock option grant to Phillip A. Bosua for 1,300,000 shares at an exercise price of $2.09 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years. On December 14, 2022, we issued a stock option grant to Philip A. Bosua for 1,250,000 shares at an exercise price of $1.41 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

Mr. Bosua resigned from the Board and from his position as Chief Executive Officer on January 23, 2023. Pursuant to the Separation Agreement, as of January 23, 2023, all of Mr. Bosua’s outstanding stock options listed above ceased vesting as of January 23, 2023, and his vested stock options remained exercisable until January 23, 2024. Mr. Bosua forfeited stock option grants for 7,384,795 shares of common stock.

(3)

Mr. Peter J. Conley has served as our Chief Financial Officer and SVP Intellectual Property since May 2022. On May 20, 2022, we issued a stock option grant to Mr. Conley for 1,000,000 shares at an exercise price of $1.48 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years, with no vesting during the first six months.

(4)	These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

We maintain a 401(k) plan and/or other health and welfare benefit plans in which our NEOs are eligible to participate.

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Potential Payments upon Termination or Change in Control

We have the following potential payments upon termination or change in control with Ronald P. Erickson:

(1)	Reflects a salary for twelve months.
(2)	Reflects the vesting of stock option grants-non cash.
(3)	Reflects the cost of medical benefits for eighteen months.

We have the following potential payments upon termination or change in control with Peter J. Conley:

(1)	Reflects a salary for twelve months.
(2)	Reflects the vesting of stock option grants-non cash,

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our company for each of the last two completed fiscal years. The table below presents information on the compensation of our CEO and our other named executive officers (“NEOs”) in comparison to certain performance metrics for 2023 and 2022. We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

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The table below summarizes the total compensation, compensation actually paid, and other metrics used to evaluate the Named Executives’ compensation to the Company’s performance.

(a) The amounts in these two columns represents the total compensation of our chief executive officer, Mr. Erickson, for the fiscal year ended September 30, 2023 and for our former CEO, Mr. Bosua, for each of the fiscal years ended September 30, 2023 and 2022, respectively, as reported in the Summary Compensation Table included in the Executive Compensation section of this proxy statement. As noted elsewhere in this proxy statement, Mr. Erickson was appointed principal executive officer of the Company effective January 23, 2023. Mr. Bosua served as our principal executive officer for all of fiscal 2022 and until January 23, 2023.

(b) The amounts in this column represent the total compensation actually paid to the CEO and the former CEO for the years indicated, adjusting the total compensation from column (a) by the amounts in the “Adjustments” table below.

(c) The amounts in this column represents the average total compensation of our Named Executive Officer, excluding the CEO (the “Non-CEO NEO”), Mr. Conley, for each of the fiscal years ended September 30, 2023 and 2022, as reported in the Summary Compensation Table of the proxy statement filed in the applicable year.

(d) The amounts in this column represent the average total compensation actually paid to the Non-CEO NEO for the years indicated, adjusting the total compensation from column (d) by the amounts in the “Adjustments” table below.

(e)The amounts in this column (in thousands) represent the Company’s net income (loss) for the indicated years as reported in the Company’s Annual Report on Form 10-K filed with the SEC.

(f)The amounts in this column represent the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s common stock at September 30, 2021 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table. Because the covered years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

The table below represents the amount of compensation actually paid to the PEO and to the Non-PEO NEO as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual compensation earned or paid during the applicable fiscal year.

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Adjustments from Total Compensation to Compensation Actually Paid

The amounts reported in the “Compensation Actually Paid to CEO” and “Compensation Actually Paid to Non-CEO NEO” columns do not reflect the actual compensation paid to or realized by our CEO or our Non-CEO NEO during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See the Summary Compensation Table for certain other compensation of our CEO and our Non-CEO NEO for each applicable fiscal year and the Outstanding Equity Awards at September 30, 2023 table for the value realized by each of them upon the vesting of stock awards during our fiscal year ended September 30, 2023.

The table above summarizes the adjustments made to the total compensation as reported in the Summary Compensation Table included in the Executive Compensation section of this proxy statement to determine the total actual compensation paid to the CEO and Non-CEO NEO for the years indicated as reported in the table above.

DIRECTOR COMPENSATION

Our independent non-employee directors are primarily compensated with stock option grants and stock grants to attract and retain qualified candidates to serve on the Board, in addition to a $12,500 cash retainer in consideration of board services. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us as well as the skill-level required by our members of the Board.

The table below sets forth the compensation paid to our non-employee directors during the fiscal year ended September 30, 2023. Ronald P. Erickson and Phillip A. Bosua did not receive any compensation for their services as directors. The compensation disclosed in the Summary Compensation Table above represents the total compensation for Mr. Erickson and Mr. Bosua.

(1)

The stock option grant for 20,000 shares of common stock was issued on February 15, 2023 to Mr. Pepper and was valued at the black scholes value of $0.799 per share. Mr. Pepper was paid $12,500 for board services. As of September 30, 2023, Mr. Pepper has stock option grants for 77,500 shares of common stock and warrants to purchase common stock of 40,000 shares.

(2)

The stock option grant for 20,000 shares of common stock was issued on February 15, 2023 to Mr. Takesako and was valued at the black scholes value of $0.799 per share. Mr. Takesako was paid $12,500 for board services. As of September 30, 2023, Mr. Takesako has stock option grants for 77,500 shares of common stock and warrants to purchase common stock of 40,000 shares.

(3)	Mr. Owens was paid $12,500 for board services. As of September 30, 2023, Mr. Owens has stock option grants for 0 shares of common stock and warrants to purchase common stock of 40,000 shares.

(4)

These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 8 to the Company’s financial statements for Fiscal 2023 contained in this Annual Report on Form 10-K for the fiscal year ended September 30, 2023. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the listed executives.

Mr. Cronin, Mr. Londergan, and Mr. Ellingson were each appointed as directors in November 2023, as such they received no compensation as directors in the year ended September 30, 2023.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of our 2021 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Clayton Struve

On December 7, 2022, we signed an Extension of Warrant Agreement with Clayton Struve, extending the exercise dates as follows:

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Current Expiration Date	Amended Expiration Date
Clayton A. Struve Warrant	08-14-2017	1,440,000	$0.25	08-13-2024	08-13-2025
Clayton A. Struve Warrant	12-12-2017	1,200,000	$0.25	12-11-2024	12-11-2025
Clayton A. Struve Warrant	08-04-2016	1,785,715	$0.25	08-04-2024	08-04-2025
Clayton A. Struve Warrant	02-28-2018	1,344,000	$0.25	02-28-2024	02-28-2025

We recorded interest expense of $194,019 during the year ended September 30, 2023 related to the extension of the warrants. We recorded the original value of warrants in equity and as such, we recorded the extension value as an expense with an offset to additional paid in capital.

On December 7, 2022, we signed an Extension of Warrant Agreement with Clayton Struve, extending the exercise dates. We recorded interest expense of $194,019 during the year ended September 30, 2023 related to the extension of the warrants. We recorded the original value of warrants in equity and as such, we recorded the extension value as an expense with an offset to additional paid in capital.

Convertible Promissory Notes with Clayton A. Struve

See “Description of Securities” for the terms of our convertible promissory notes with Clayton A. Struve.

Series C and D Preferred Stock, Warrants and Dividends

See “Description of Securities” for the terms of our Series C preferred stock and D preferred stock, warrants and dividends.

On June 27, 2023, at Mr. Struve’s request, we settled all cash dividends with respect to the Series D preferred stock accrued and accumulated through December 31, 2022 in exchange for the issuance to Mr. Struve of 1,402,784 shares of our common stock in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. In connection with this transaction, we recorded $1,627,230 in dividends, representing the fair market value of the 1,402,784 shares issued.

Transactions with Ronald P. Erickson

See “Description of Securities” for the terms of our convertible promissory notes with Ronald P. Erickson and J3E2A2Z, an entity affiliated controlled by Ronald P. Erickson.

On November 4, 2019, we granted a stock option grant to Ronald P. Erickson for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon uplisting to the NASDAQ or NYSE exchanges. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $1,207,200 during the year ended September 30, 2022.

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On December 15, 2020, we issued a stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. The grant vests in increments if the market capitalization of our commons stock exceeds for 20 consecutive trading days starting at $100 million to $1 billion.  We estimated at grant date the fair value of these options at approximately $520,869 which is being amortized over 5 years.  As of March 31, 2024 we recorded a cumulative expense of $332,577, respectively. We are valuing this stock option using the Monte Carlo pricing model which included key assumptions of 100% stock volatility, five year life and no forfeitures. The stock option grant was not vested as of March 31, 2024.

On December 15, 2020, we issued a stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $263,593 during the year ended September 30, 2022. The stock option grants vest when earned based on certain performance criteria.

On December 16, 2021, we issued a stock option grant to Ronald P. Erickson for 1,000,000 shares at an exercise price of $2.09 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

On December 14, 2022, we issued a stock option grant to Ronald P. Erickson for 1,000,000 shares at an exercise price of $1.41 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

On January 19, 2023, we signed an Extension of Warrant Agreement with Ronald P. Erickson and an entity controlled by Mr. Erickson, extending the exercise dates from January 30, 2023 to January 30, 2024.

On October 10, 2023, we issued a stock option grant to Ronald P. Erickson for 4,640,844 shares at an exercise price of $0.25 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

On January 30, 2024, we signed an Extension of Warrant Agreement with Ronald P. Erickson and an entity controlled by Mr. Erickson, extending the exercise dates from January 30, 2024 to January 31, 2026.

Transactions with Peter J. Conley

On May 20, 2022, we issued a stock option grant to Mr. Conley for 1,000,000 shares at an exercise price of $1.48 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years, with no vesting during the first six months.

On October 10, 2023, we issued a stock option grant to Peter J. Conley for 3,001,000 shares at an exercise price of $0.25 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

Transactions with Directors

On January 5, 2022, we issued 30,000 shares each to three directors for services rendered during 2021.

On January 5, 2022, we issued 20,000 warrants to purchase common stock each to three directors at an exercise price of $1.70 per share. The warrants expire on January 5, 2027.

On February 15, 2023, we issued stock option grants to two directors for a total of 50,000 shares at an exercise price of $1.24 per share. The stock option grant expires in five years. The stock option grants vested at issuance.

Mr. Cronin has served as an independent director since November 2023. Mr. Cronin is an experienced inventor and intellectual property strategist. Mr. Cronin is Chairman and CEO of ipCapital Group, Inc. As of the year ended September 30, 2023, we have paid ipCapital Group approximately $713,000 in professional fees.

During the six months ended March 31, 2024, we issued 453,492 shares of our common stock total to six directors at $0.434 per share for director services for a total value of $196,816 which was expensed during the six months ended March 31, 2024.

During the six months ended March 31, 2024, we issued stock option grants to six directors for a total of 2,809,817 shares at an exercise price of $0.46 per share. The stock option grant expires in five years. The stock option grants vested at issuance.

Indemnification

Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Nevada law. In addition, we have Indemnification Agreements with the current Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 30, 2024 for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our company, 619 Western Avenue, Suite 610, Seattle, WA 98104.

	Shares Beneficially Owned (1) (2)
Name of Beneficial Owner	Amount	Percentage
Directors and Officers-
Ronald P. Erickson (3)	13,455,698	13.7%
Peter J. Conley (4)	1,072,688	1.2%
William A. Owens (5)	1,567,231	1.8%
Jon Pepper (6)	1,211,028	1.4%
Ichiro Takesako (7)	852,028	*
John Cronin (8)	506,575	*
Timothy Londergan (9)	307,575	*
Larry K. Ellingson (10)	336,575	*
All executive officers and directors (8 persons)	19,309,398	18.8%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of June 30, 2024 are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 85,822,200 shares of common stock issued and outstanding as of June 30, 2024.

(3)

Consists of (i) 1,488,085 shares of shares of our common stock beneficially owned by Ronald P. Erickson or entities controlled by Mr. Erickson, (ii) 3,336,683 shares of our common stock issuable upon the exercise of options exercisable within 60 days, (iii) 3,894,666 shares of our common stock issuable upon the exercise of warrants that are exercisable within 60 days, and (iv) 4,736,264 shares of our common stock issuable upon the conversion of convertible notes that are convertible within 60 days.

(4)	Consists of (i) 10,000 shares of our common stock held directly by Peter Conley and (ii) 1,062,688 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

(5)

Consists of (i) 947,703 shares of our common stock held directly by William A Owens, (ii) 579,528 shares of our common stock issuable upon the exercise of options exercisable within 60 days, and (iii) 40,000 shares of our common stock issuable upon the exercise of warrants that are exercisable within 60 days.

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(6)

Consists of (i) 514,000 shares of our common stock held directly by Jon Pepper, (ii) 657,028 shares of our common stock issuable upon the exercise of options exercisable within 60 days and (iii) 40,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days.

(7)

Consists of (i) 155,000 shares of our common stock held directly by Ichiro Takesako, (ii) 657,028 shares of our common stock issuable upon the exercise of options exercisable within 60 days and (iii) 40,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days.

(8)	Consists of (i) 16,164 shares of our common stock held directly by John Cronin and (ii) 490,411 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

(9)	Consists of (i) 17,164 shares of our common stock held directly by Timothy M. Londergan and (ii) 290,411 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

(10)	Consists of (i) 16,164 shares of our common stock held directly by Larry K. Ellingson and (ii) 320,411 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

	Shares Beneficially Owned
	Amount	Percentage
Greater Than 5% Ownership

Clayton A. Struve (1)	22,563,605	21.5%
	Blocker at 4.99%

Todd Baszucki (2)	18,200,000	20.8%

Ronald P. Erickson (3)	13,455,698	13.7%

Lind Global Fund II LP (4)	11,346,697	11.7%
	Blocker at 4.99%-9.99%

(1)

Consists of (i) 3,901,534 shares of our common stock, (ii) 6,269,715 shares of our common stock issuable upon the exercise of warrants, (iii) 5,000,000 shares of our common stock issuable upon the conversion of our Series C Convertible Preferred Stock, (iv) 3,108,356 shares of our common stock issuable upon the conversion of our Series D Convertible Preferred Stock and (v) 4,284,000 shares of our common stock issuable upon the conversion of convertible notes; and excludes additional shares of preferred stock issuable as accreted preferred dividends pursuant to terms of the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock. All of the warrants, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and convertible notes held by Mr. Struve are subject to a 4.99% blocker pursuant to which shares of our common stock may not be issued to the extent that such issuance would cause Mr. Struve to beneficially own more than 4.99% of our common stock. The address of Mr. Struve is 175 West Jackson Blvd., Suite 440, Chicago, IL 60604.

(2)

Consists of (i) 17,200,000 shares of our common stock held directly by Todd Baszucki and (ii) 1,000,000 shares of our common stock issuable upon the exercise of warrants. The address for Mr. Baszucki is 395 Del Monte Center, Unit 306, Monterey, CA 93940.

(3)	See above for Ronald P. Erickson or entities controlled by Mr. Erickson. The address for Mr. Erickson is 619 Western Avenue, Suite 610, Seattle, WA 98104.

(4)

Consists of (i) 546,697 shares of our common stock, (ii) 4,800,000 shares of our common stock issuable upon the conversion of convertible notes and (iii) 6,000,000 shares of our common stock issuable upon the exercise of warrants. The address for Lind Global Fund II LP is 444 Madison Street, Floor 41, New York, NY 10022, care of the Lind Partners LLC.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our incentive plans as of June 30, 2024.

On August 12, 2021, our Board approved and adopted the 2021 Plan, which was approved by our stockholders on October 15, 2021. The maximum number of shares of common stock that may be issued pursuant to awards granted under the 2021 Plan is 22,000,000 shares and all of these shares remained available for issuance as of December 31, 2023. See Annual Report on Form 10-K for the year ended September 30, 2023, Item 11 “Executive Compensation—2021 Equity Incentive Plan” for a complete description of the 2021 Plan.

2021 Equity Incentive Plan

On August 12, 2021, we established the Know Labs, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which was adopted by our stockholders on October 15, 2021.  The following summary briefly describes the principal features of the 2021 Plan and is qualified in its entirety by reference to the full text of the 2021 Plan, which is filed as an exhibit  to the Company’s Form S‑8 Filed December 10, 2021.

Awards that may be granted include: (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted awards, (e) performance share awards, and (f) performance compensation awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of our common stock and the award holder’s continuing service with our company. All of the permissible types of awards under the 2021 Plan are described in more detail below.

Purposes of 2021 Plan: The purposes of the 2021 Plan are to attract and retain officers, employees and directors for our company and our subsidiaries; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of our stockholders through compensation that is based on our common stock.

Administration of the 2021 Plan: The 2021 Plan is administered by our compensation committee (which we refer to as the plan administrator). Among other things, the plan administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The plan administrator has authority to establish, amend and rescind rules and regulations relating to the 2021 Plan.

Eligible Recipients: Persons eligible to receive awards under the 2021 Plan will be those officers, employees, consultants, and directors of our company and our subsidiaries who are selected by the plan administrator.

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Shares Available Under the 2021 Plan: 20,000,000 shares of our common stock were originally authorized as the maximum number of shares of our common stock that may be delivered to participants under the 2021 Plan, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. This number was increased to 22,000,000 shares of common stock as of January 1, 2022 as a result of the automatic share reserve increase discussed below. Shares subject to an award under the 2021 Plan for which the award is canceled, forfeited or expires again become available for grants under the 2021 Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the 2021 Plan. As of the date of this report, all shares remain available for issuance under the 2021 Plan. The 2021 Plan also authorizes for issuance the sum of (A) any shares of our common stock that, as of the date of stockholder approval of the 2021 Plan, have been reserved but not issued pursuant to any awards granted under our 2011 Stock Incentive Plan and (B) any shares of our common stock subject to stock options or similar awards granted under our 2011 Stock Incentive Plan that, after the date of stockholder approval of the 2021 Plan, expire or otherwise terminate without having been exercised in full and shares of our common stock issued pursuant to awards granted under our 2011 Stock Incentive Plan that are forfeited to or repurchased by us, with the maximum number of shares of our common stock to be added to the 2021 Plan pursuant to clause (B) equal to 7,592,825.

Automatic Share Reserve Increase: Subject to the provisions of Section 14 of the 2021 Plan, the number of shares available for issuance under the 2021 Plan will be increased on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2030 in an amount equal to the least of (i) 2,000,000 shares of our common stock, (ii) four percent (4%) of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year or (iii) such number of shares of our common stock determined by our board of directors; provided, that such determination under clause (iii) will be made no later than the last day of the immediately preceding fiscal year.

Stock Options: Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. The exercise price will not be less than the market price of the common stock on the date of grant. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-qualified stock options.

General. Subject to the provisions of the 2021 Plan, the plan administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the plan administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the plan administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the plan administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the plan administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the plan administrator and reflected in the grant evidencing the award.

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Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended, or the Code, for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Stock appreciation rights, or SARs, which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. The exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the 2021 Plan, holders of SARs may receive this payment — the appreciation value — either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by us.

Stock Awards: Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares can take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock subject to vesting criteria, or restricted stock units, which represent the right to receive shares of our common stock, subject to satisfaction of the vesting criteria. Those may include requirements for continuous service and/or the achievement of specified performance goals. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

Cash Awards: A cash award is an award that may be in the form of cash or shares of common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the plan administrator.

Performance Criteria: Under the 2021 Plan, one or more performance criteria will be used by the plan administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of our company, as the plan administrator may deem appropriate, or as compared to the performance of a group of comparable companies or published or special index that the plan administrator deems appropriate. In determining the actual size of an individual performance compensation award, the plan administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The plan administrator shall not have the discretion to (i) grant or provide payment in respect of performance compensation awards if the performance goals have not been attained or (ii) increase a performance compensation award above the maximum amount payable under the 2021 Plan.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the plan administrator. In the event of various changes to the capitalization of our company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the plan administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The plan administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our company, including acceleration of vesting. Except as otherwise determined by the plan administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board also has the authority, at any time, to discontinue the granting of awards. The board also has the authority to alter or amend the 2021 Plan or any outstanding award or may terminate the 2021 Plan as to further grants, provided that no amendment will, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the 2021 Plan, change the persons eligible for awards under the 2021 Plan, extend the time within which awards may be made, or amend the provisions of the 2021 Plan related to amendments. No amendment that would adversely affect any outstanding award made under the 2021 Plan can be made without the consent of the holder of such award.

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PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

Currently, the Board consists of seven directors.  If elected, each of the director nominees will serve on the Board until the 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the seven (7) nominees should become unable to serve upon his election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the seven nominees for election named below will be unable to serve. The Company’s Bylaws provide that the size of the Board may be between three and nine directors, and that the Board may appoint a director to fill a vacancy created by an increase in the size of the Board.

The Board has nominated the persons set forth in the table below as nominees for election as members of our Board at the 2024 Annual Meeting for a period of one year or until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company and  have consented to serve if elected.

The nominees for Director are:

Name	Age
Ronald P. Erickson	80
Jon Pepper	73
Ichiro Takesako	65
William A. Owens	84
John Cronin	69
Timothy M. Londergan	51
Larry K. Ellingson	78

The section titled “Directors and Executive Officers” of this Proxy Statement contains information about the experience and qualifications that caused the Nominating and Governance Committee and the Board to determine that these nominees should serve as directors of the Company.

We believe that each director nominee possesses attributes that qualify him to serve as a member of our Board, as set forth in their biographies in the section titled “Directors and Executive Officers” of this Proxy Statement. Each has extensive experience in the technology industry, including, but not limited to, developing technology companies, strategic partnership relationships, intellectual property strategies, marketing and general business skills in the technology industry.

If, for any reason, any director nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominees with the largest number of votes are elected, up to the maximum number of directors to be chosen (in this case, seven directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of the director. Abstentions and broker non-votes also will not have any effect on the outcome of the election of the director.

Board Recommendation

Your Board Recommends That Stockholders Vote FOR All Seven nominees Listed Above

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected BPM LLP (“BPM”), an independent registered public accounting firm, to audit the books and financial records of the Company for the fiscal years ending September 30, 2022 and 2023. The Company is asking its stockholders to ratify the appointment of BPM as it’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2024.

A representative of BPM is expected to attend the 2024 Annual Meeting and be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BPM by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2024 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

RATIFICATION OF THE SELECTION OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON SEPTEMBER 30, 2024.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended September 30, 2023, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged BPM to perform an annual audit of our financial statements for the fiscal years ended September 30, 2023 and 2022. The following is the breakdown of aggregate fees for the last two fiscal years. Another tax firm prepares our tax returns.

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Audit fees	$220,420	$166,285
Tax fees	-	-
All other fees	98,440	69,015
	$318,860	$235,300

 - “Audit Fees” are fees paid for professional services for the audit and quarterly reviews of our financial statements.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” related to the reviews of Registration Statements on Form S-1 and S-3.

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Vote Required

This proposal requires the affirmative vote of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal 2. Broker non-votes are not expected to exist for this matter because this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

Board Recommendation

Your Board Recommends That Stockholders Vote FOR Ratification of the appointment of BPM LLP to serve as the independent registered public accounting firm for the fiscal year ending September 30, 2024

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AUDIT COMMITTEE REPORT (1)

The Audit Committee, which is composed of three independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of an independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communication with Audit Committees).

The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal years ended September 30, 2023 and 2022.

Audit Committee of the Board of Directors,

Jon Pepper, Chairman

William A. Owens

Timothy M. Londergan

(1)

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

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PROPOSAL 3

APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK IN AN AMOUNT EXCEEDING 20% OF OUTSTANDING SHARES TO LIND GLOBAL FUND II, LP FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN RULE 713

Overview

Our common stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

In connection with the Purchase Agreement (as defined below) with Lind Global Fund II, LP (“Lind”), the shares of common stock issuable to Lind could be in excess of 20% of our outstanding common stock prior to the issuance, upon the terms and conditions more fully described below. Further, pursuant to the Purchase Agreement, we are required to seek shareholder approval, which if not obtained, we are obligated  to hold additional special meetings of shareholders.   Therefore, we are asking our stockholders to authorize the issuance of shares of our common stock in connection with the Lind Purchase Agreement in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Senior Convertible Note with Lind Global Fund II, LP

On February 27, 2024, we (a) entered into a securities purchase agreement (“Purchase Agreement”) with Lind, pursuant to which we may issue Lind one or more senior convertible notes the aggregate principal amount of up to Fourteen Million Four Hundred Thousand Dollars ($14,400,000) for an aggregate purchase price equal to up to Twelve Million Dollars ($12,000,000) and common stock purchase warrants and (b) issued to Lind an initial Note with an outstanding principal amount of Four Million Eight Hundred Thousand Dollars ($4,800,000) in exchange for a purchase price of Four Million Dollars ($4,000,000), that is convertible into shares of our common stock at an initial conversion price of $1.00 per share, subject to adjustment, and an initial warrant to purchase up to 6,000,000 shares of our common stock at an initial exercise price of $0.80 per share, subject to adjustment. Warrant shares issued shall be equal to the applicable funding amount multiplied by 75% and divided by the volume weighted average price of the common stock on the trading date immediately preceding the closing date.

The notes bearing $800,000 original issue discount do not carry any interest. Beginning on the date that is 120 days from the issuance date of each note and on each one (1) month anniversary thereafter for 20 months, we shall pay Lind an amount equal to the greater of (x) 5% of the aggregate principal amount of such note or (y) $240,000, until the outstanding principal amount of such note has been paid in full prior to or on its maturity date or, if earlier, upon acceleration, conversion or redemption of such note in accordance with the terms. At our discretion, the monthly payments shall be made in (i) cash, (ii) shares of our common stock, or (iii) a combination of cash and shares; if made in shares, the number of shares shall be determined by dividing (x) the principal amount being paid in shares by (y) 90% of the average of the 3 lowest daily volume-weighted average prices during the 20 trading days prior to the applicable payment date. The notes set forth certain conditions that must be satisfied before we may make any monthly payments in shares of common stock. If we make a monthly payment in cash, we must also pay Lind a cash premium of 5% of such monthly payment. Lind may elect with respect to no more than two (2) monthly payments to increase the amount of such monthly payment up to $750,000 which increase would be paid only in shares of our common stock upon notice by us. Any such increased payment shall be deducted from the amount of the last monthly payment owed under the note.

Issuance of note shares and warrant shares upon repayment or conversion of notes and exercise of warrants is subject to an ownership limitation equal to 4.99% of our outstanding shares of common stock; provided, that if Lind and its affiliates beneficially own in excess of 4.99% of our outstanding shares of common stock, then such limitation shall automatically increase to 9.99% so long as Lind and its affiliates own in excess of 4.99% of such common stock (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon Lind and its affiliates ceasing to own in excess of 4.99% of such common stock).

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Upon the occurrence of any event of default, the notes will become immediately due and payable and we must pay Lind an amount equal to 120% of the then outstanding principal amount of each Note, in addition to any other remedies under the note or the other transaction documents. Events of default include, among others, our failure to make any note payment when due, a default in any indebtedness or adverse judgements in excess of $250,000, our failure to instruct its transfer agent to issue unlegended certificates, our shares of common stock no longer being public traded or listed on a national securities exchange, any stop order or trading suspension restricting the trading in our common stock, and our market capitalization is below $15 million for consecutive 10 days.

The warrant may be exercised via cashless exercise in the event there is no effective registration statement covering the shares of common stock underlying a warrant exercise.

Pursuant to the terms of the Purchase Agreement, if at any time prior to a date that is 24 months following the closing of the offering, we propose to offer or sell any additional securities in a subsequent financing, we shall first offer Lind the opportunity to purchase up to 20% of such new securities.

Our obligations under the notes are secured by a first-priority security interest in all of its assets pursuant to the terms of a security agreement in favor of Lind. In addition, in connection with the offering, our subsidiary Particle, Inc., a Nevada corporation, has guaranteed all of our obligations in connection with the offering pursuant to the terms of a guaranty in favor of Lind.

The sale of the notes and the terms of the offering, including the guaranty, are set forth in the Purchase Agreement, the note, the warrant, a security agreement, and guaranty.

Pursuant to the Purchase Agreement, we registered all of the note shares and warrant shares issued to Lind in the offering.

We received net proceeds of $3,805,699 in exchange for the issuance of the $4,800,000 initial notes and an initial warrant to purchase 6,000,000 shares of our common stock.

For a further description of the Purchase Agreement and transaction documents see Exhibits 10.1-10.5 filed as an exhibit to the Company’s Current Report Form 8-K, filed with the SEC on February 29, 2024 (the “Form 8-K”).

Why Approval is Needed and Proposed Use of Funds

As described above, at the time of the execution of the Purchase Agreement, assuming full conversion of the Notes at the initial conversion price and full exercise of the warrant, the number of shares of common stock which may be issuable would be more than 20% of our common stock outstanding. NYSE American Rule 713(a)(ii) requires that we obtain stockholder approval of the issuances of common stock and/or securities convertible into, or exercisable for, common stock in excess of 20% of our current issued and outstanding shares of common stock. Accordingly, we seek your approval of Proposal 3 to issue the Convertible Notes, the Warrants and the maximum number of shares of common stock that could be issued upon full conversion and exercise thereof, in order to satisfy the requirements of NYSE American Rule 713(a)(ii).

Assuming this Proposal 3 is approved by the stockholders, and Lind purchases up to the full $14.4 million in notes, we currently anticipate that the net proceeds would be used for working capital and general corporate purposes.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 3 at the Annual Meeting, we would be required to continue to seek such stockholder approval, again, every 4 months thereafter until such stockholder approval is obtained. Any such adjournments or calling of a special meetings of stockholders could result in our having to incur substantial additional expenses. Additionally, unless and until we are able to obtain such stockholder approval, we will be unable to close on additional notes under the Purchase Agreement, resulting in our inability to obtain the additional $9 million of net proceeds to be funded by Lind under the Purchase Agreement. As a result, the Company would need to seek alternative sources of financing in order to fund all of the uses of net proceeds described above. Any such alternative sources of financing may not be available to the Company or may not be available on commercially reasonable terms. Additionally, if we are unable to obtain shareholder approval to issue common stock to Lind in excess of the NYSE 19.99% cap, without limiting any rights of Lind under notes, any remaining outstanding balance under the notes may be repaid in cash at the request of Lind in accordance with the terms of the notes.

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Required Vote

The affirmative vote of a majority of the stock having voting power of the shares of capital stock present or represented by proxy and entitled to vote on this proposal is required to approve this proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

Your Board Recommends That Stockholders Vote

FOR

APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK IN AN AMOUNT EXCEEDING 20% OF OUTSTANDING SHARES TO LIND GLOBAL FUND II, LP FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN RULE 713

36

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, the Company is providing its stockholders the opportunity to cast a non-binding, advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation.

The Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. We believe that our named executive officer compensation program is competitive within our industry and strongly aligned with the long-term interests of our stockholders. Our Compensation Committee regularly reviews our named executive officer compensation program to ensure that it achieves the desired goals of aligning our named executive officer compensation structure with our stockholders’ interests and current market practices.

For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in Part III of the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 and its Proxy Statement for the 2024 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion thereto, is hereby APPROVED.”

Required Vote

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. Furthermore, stockholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board at any time throughout the year. This proposal requires the affirmative vote of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

Your Board Recommends That Stockholders Vote FOR Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement

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ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 is being made available to our stockholders along with this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the anniversary date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2025 Annual Meeting of Stockholders, they must have been received by us no later than April 15, 2025. Such proposals should be directed to Know Labs, Inc., 619 Western Avenue, Suite 610, Seattle, Washington 98104, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

In addition, stockholders intending to present a proposal at our 2025 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our second amended and restated bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders (other than the nomination of directors), the stockholder’s notice must be timely received, which means that a proposal must be received by our Secretary at our principal executive offices not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting. Because our 2024 Annual Meeting is scheduled for September 26, 2024, this means that such notice for the 2025 Annual Meeting must be received between June 28, 2025 and July 28, 2025. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or, if notice of the meeting is mailed or the first public announcement of the date of such annual meeting is made less than 75 days prior to the date of such annual meeting, the 15th day following the date on which such notice is mailed or such public announcement of the date of such meeting is first made by the Company, whichever occurs first.

In addition to satisfying the requirements noted above, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder must provide notice that provides the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the prior annual meeting of stockholders (for the 2025 annual meeting, no later than July 28, 2025). If the date of the 2025 annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2025 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2025 annual meeting is first made.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2024 Annual Meeting. However, should any other matters properly come before the 2024 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

38

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Know Labs, Inc., Secretary, 619 Western Avenue, Suite 610, Seattle, Washington 98104, by registered, certified or express mail or by calling the Company at (206) 903-1351.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Ronald P. Erickson

Chairman

Seattle, WA

[●], 2024

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PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KNW2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53683-P13023 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

KNOW LABS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ronald P. Erickson
02) Jon Pepper
03) Ichiro Takesako
04) William A. Owens
05) John Cronin
06) Timothy M. Londergan
07) Larry K. Ellingson

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V53684-P13023

KNOW LABS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 26, 2024

The shareholder(s) hereby appoint(s) Ronald P. Erickson, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and/or Preferred Stock of Know Labs, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/KNW2024 at 1:30 p.m., Pacific Time on Thursday, September 26, 2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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Your **Vote** Counts!

KNOW LABS, INC.

2024 Annual Meeting
Vote by September 25, 2024
11:59 PM ET

V53694-P13023

You invested in KNOW LABS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 26, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

September 26, 2024
1:30 p.m., Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/KNW2024

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Ronald P. Erickson 02) Jon Pepper 03) Ichiro Takesako 04) William A. Owens 05) John Cronin 06) Timothy M. Londergan 07) Larry K. Ellingson	For
2.	Ratification of the appointment of BPM LLP as the independent registered public accounting firm;	For
3.	To authorize, for purposes of complying with NYSE American Rule 713, the issuance of shares of common stock underlying convertible notes and warrants issued pursuant to the terms and provisions of that certain Securities Purchase Agreement, dated February 27, 2024, by and among the Company and Lind Global Fund II LP in an amount equal to or in excess of 20% of our common stock outstanding;	For
4.	To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers as disclosed in the attached Proxy Statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V53695-P13023

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